UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 23, 2021

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Definitive Information Statement on Schedule 14C filed by Golden Matrix Group, Inc. (the “Company”, “we” and “us”) with the Securities and Exchange Commission (the “Commission” or the “SEC”) on November 23, 2021 (the “Information Statement”), effective on November 23, 2021, Luxor Capital LLC (the “Majority Stockholder”), which entity is beneficially owned and controlled by Anthony Brian Goodman, the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, which beneficially owned an aggregate of 109,121,634,483 total voting shares, representing approximately 99.982% of the Company’s voting stock as of such date, including (a) 7,470,483 shares of common stock, representing 27.4% of the Company’s outstanding shares of common stock, and (b) 1,000 shares of the Company’s Series B Voting Preferred Voting Stock, representing 100% of the Company’s issued and outstanding Series B Voting Preferred Voting Stock, which Series B Voting Preferred Voting Stock shares each vote four times the number of shares of the Company’s common stock outstanding (27,278,541 shares), executed a written consent (the “Majority Stockholder Consent”) approving the following matter, which had previously been approved by the Board of Directors of the Company (the “Board”) on November 22, 2021 (the “Corporate Action”):

●

the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to (i) increase the Company’s authorized number of shares of Common Stock from forty million (40,000,000) shares to two hundred and fifty million (250,000,000) shares and (ii) restate Article 3, Capital Stock thereof, to reflect such amendment, and clarify the Board’s ability to designate and issue ‘blank check’ preferred stock, as described in greater detail in the Information Statement (the “Amendment”).

The Board did not solicit proxies for the special meeting or the vote. There were no broker non-votes, no votes were withheld, and no votes were voted against or abstained, in connection with the Corporate Action described above, as only the Majority Stockholder voted.

The voting results for the approval of the Amendment via the Majority Stockholder Consent were as follows:

For	Withheld	Abstained	Broker Non-Votes
109,121,634,483	0	0	0
109,121,634,483	0	0	0

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the Corporate Action will become effective no earlier than December 14, 2021, twenty days after the date the Information Statement was made available to stockholders, with the Amendment becoming effective upon its filing with the Secretary of State of Nevada thereafter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: November 30, 2021	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
President and Chief Executive Officer

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